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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): JULY 20, 1998

                       CITATION COMPUTER SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)


MISSOURI                     0-20284                 43-1174397
(State or other              (Commission             (IRS Employer
jurisdiction of              File Number)            Identification No.)
incorporation)

        424 S. WOODS MILL ROAD, SUITE 200, ST. LOUIS, MISSOURI  63017
              (Address of principal executive offices, Zip Code)

      Registrant's telephone number, including area code: (314) 579-7900

                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)







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CITATION Computer Systems, Inc.

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ITEM 5.    OTHER EVENTS

        On July 20, 1998, Registrant issued a Press Release, a copy of which is included herewith as EXHIBIT 99.1, announcing its results of operations for the three months ended June 30, 1998.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits.

Exhibit No.                          Description

  99.1 Text of Press Release, dated July 20, 1998, issued by CITATION Computer Systems, Inc.











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CITATION Computer Systems, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CITATION COMPUTER SYSTEMS, INC.



                                                By  /s/ Richard D. Neece
                                                   -----------------------------
                                                   Richard D. Neece, President

Date: July 29, 1998
















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CITATION Computer Systems, Inc.

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                                 EXHIBIT INDEX


Exhibit No.                           Description

   99.1 Text of Press Release, dated July 20, 1998, issued by CITATION Computer Systems, Inc.
















Form 8-K                                                                  Page 4
CITATION Computer Systems, Inc.